Supplemental Information

                          LOOMIS SAYLES RESEARCH FUND
                                 (THE "FUND")
                   SUPPLEMENT DATED NOVEMBER 30, 2001 TO THE
                EQUITY FUNDS PROSPECTUS DATED FEBRUARY 1, 2001

The Board of Trustees of Loomis Sayles Funds (the "Board") has approved, the creation of a new Retail Class of shares of the Fund. Retail Class shares of the Fund will be identical to Retail Class shares of the other Loomis Sayles Funds with respect to procedures for purchase, redemption or exchange, and will be subject to a distribution fee at an annual rate of up to 0.25% of the net assets attributable to the Fund's Retail Class shares.

In addition, the Board recently approved an amendment to the Fund's advisory agreement lowering the advisory fee to 0.50% of the Fund's net assets.

As a result of these changes, the following information replaces the information for the Loomis Sayles Research Fund in the "Table of Annual Fund Operating Expenses" on page 25 of the prospectus:

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------------------------------------------
                                                            TOTAL      FEE
                                                           ANNUAL    WAIVER/
                         MANAGEMENT DISTRIBUTION  OTHER   OPERATING REIMBURSE-   NET
LOOMIS SAYLES FUND/CLASS    FEE         FEE      EXPENSES EXPENSES     MENT    EXPENSES
----------------------------------------------------------------------------------------
 RESEARCH FUND*
  Institutional Class      0.50%        None      2.70%     3.20%     2.35%     0.85%
  Retail Class             0.50%       0.25%      4.03%     4.78%     3.68%     1.10%
----------------------------------------------------------------------------------------

EXAMPLE

--------------------------------------------------------------------------------
FUND/CLASS                                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------------
LOOMIS SAYLES RESEARCH FUND**
  Institutional Class                            $ 87  $  765    N/A     N/A
  Retail Class                                   $112  $1,108
--------------------------------------------------------------------------------

* Other expenses for the Research Fund are based on estimated amounts for the current fiscal year.
** Expenses shown for each Class include the fee waiver/reimbursement for the first year of each period.

The following information replaces the column regarding the Loomis Sayles Research Fund on page 37 of the prospectus.

--------------------------------------------------------------------------------
                                                                      MANAGEMENT
FUND                                                                     FEE
--------------------------------------------------------------------------------
Loomis Sayles Research Fund                                             0.50%***
--------------------------------------------------------------------------------

*** Reflects a contractual reduction effective November 30, 2001. Prior to that date, the management fee rate was 0.75%.